                                                                    EXHIBIT 99.1

                                JOINT FILER INFORMATION

                               Other Reporting Person(s)

1.  ESL PARTNERS, L.P.

Item                               Information

Name:                              ESL Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200,
                                   Bay Harbor Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            February 22, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or          Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:      RBS Partners, L.P.
                                   Its:     General Partner

                                   By:      ESL Investments, Inc.
                                   Its:     General Partner

                                   By:      /s/ Edward S. Lampert
                                            ------------------------------
                                   Name:    Edward S. Lampert
                                   Title:   Chief Executive Officer
                                   Date:    February 24, 2021

2.  RBS PARTNERS, L.P.

Item                               Information

Name:                              RBS Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200,
                                   Bay Harbor Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            February 22, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or          Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:      ESL Investments, Inc.
                                   Its:     General Partner

                                   By:      /s/ Edward S. Lampert
                                            ------------------------------
                                   Name:    Edward S. Lampert
                                   Title:   Chief Executive Officer
                                   Date:    February 24, 2021

3.  ESL INVESTMENTS, INC.

Item                               Information

Name:                              ESL Investments, Inc.

Address:                           1170 Kane Concourse, Suite 200,
                                   Bay Harbor Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            February 22, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or          Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:
                                   By:      /s/ Edward S. Lampert
                                            ------------------------------
                                   Name:    Edward S. Lampert
                                   Title:   Chief Executive Officer
                                   Date:    February 24, 2021